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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported)    April 27, 1999
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                         FRONTIER NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


        ALABAMA                          000-24853             72-1355228
(State or other jurisdiction)     (Commission File Number)   (IRS Employer
                                                             Identification
                                                                   No.)

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43 N. Broadway, Sylacauga, AL                             35150
(Address of principal executive offices)                (zip code)
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Registrant's telephone number, including area code    334-644-5419
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Item 5. Other Events

On April 20, 1999, the Board of Directors of Frontier National Corporation announced a three for two stock split to all shareholders of record on April 20, 1999. Additionally, the Board announced that it will initiate a stock repurchase plan to purchase up to 5% of outstanding shares in the open market beginning in May, 1999.

Item 7.  Financial Statements and Exhibits

         (a)  Not applicable
         (b)  Not applicable
         (c)  Exhibits
              99 Press release dated
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                                   SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf on this 27th day of April 1999 by the undersigned hereunto duly authorized.

                                     FRONTIER NATIONAL CORPORATION

                                     By:  /s/  STEVEN R. TOWNSON
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                                     Steven R. Townson
                                     President and Chief Operating Officer